UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): July 12, 2024

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

1-15583
(Commission File Number)

Georgia		58-2508794
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2750 Premiere Pkwy., Suite 100, Duluth, Georgia 30097	30097
(Address of principal executive offices)	(Zip Code)

(678) 775-6900
(Registrant's Telephone Number Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01             Changes in Registrant’s Certifying Accountant.

Effective July 12, 2024, Ernst & Young LLP (“Ernst & Young”) informed Delta Apparel, Inc. (the “Company”) that they will not seek to be retained as the independent registered public accounting firm of the Company through the bankruptcy process following the Company’s filing for bankruptcy on June 30, 2024, as previously disclosed, and declined to stand for reappointment as the Company’s independent registered public accounting firm for the fiscal year ended September 28, 2024.

The reports of Ernst & Young on the Company’s financial statements with accompanying notes for each of the fiscal years ended September 30, 2023, and October 1, 2022, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2023, and October 1, 2022, and the subsequent interim periods through the date of cessation of the client-auditor relationship between the Company and Ernst & Young, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreement(s), if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their reports on the Company’s financial statements for such years.

During the fiscal years ended September 30, 2023, and October 1, 2022, and the subsequent interim periods through the date of cessation of the client-auditor relationship between the Company and Ernst & Young, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Ernst & Young with a copy of the foregoing disclosures contained in this Current Report on Form 8-K and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements contained herein, as specified by Item 304(a)(3) of Regulation S-K. A copy of Ernst & Young’s letter, dated July 18, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01             Regulation FD Disclosure.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s common stock and other securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock will experience a complete or significant loss on their investment, depending on the outcome of the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description
16.1	Letter from Ernst & Young, dated July 18, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	July 18, 2024	/s/ J. Tim Pruban
J. Tim Pruban
Chief Restructuring Officer